UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2014

ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)

Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

451 Florida Street, Baton Rouge, Louisiana	70801
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (225) 388-8011

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 24, 2014, Albemarle Corporation (the “Company”) issued and sold $250,000,000 aggregate principal amount of 3.000% Senior Notes due 2019 (the “2019 Notes”), $425,000,000 aggregate principal amount of 4.150% Senior Notes due 2024 (the “2024 Notes”) and $350,000,000 aggregate principal amount of 5.450% Senior Notes due 2044 (the “2044 Notes,” and together with the 2019 Notes and the 2024 Notes, the “Notes”), pursuant to the Company’s automatic shelf registration statement on Form S-3 (No. 333- 199110) (the “Registration Statement”).

The Notes are governed by the Indenture, dated as of January 20, 2005, between the Company and The Bank of New York, as trustee (the “Indenture”), as supplemented and amended by the Third Supplemental Indenture, dated as of November 24, 2014, among the Company, Albemarle Holdings Corporation, Albemarle Holdings II Corporation and U.S. Bank National Association, as trustee (the “Third Supplemental Indenture”) which appoints U.S. Bank National Association to serve as trustee and amends and supplements the provisions of the Indenture with respect to future series of securities issued pursuant to the Indenture. The Third Supplemental Indenture is filed as Exhibit 4.1, the form of note for the 2019 Notes is filed as Exhibit 4.2, the form of note for the 2024 Notes is filed as Exhibit 4.3 and the form of note for the 2044 Notes is filed as Exhibit 4.4 to this Current Report on Form 8-K. A copy of the opinion of Shearman & Sterling LLP is filed as Exhibit 5.1 and a copy of the opinion of Troutman Sanders LLP is filed as Exhibit 5.2 to this Current Report on Form 8-K.

The Company incorporates by reference the exhibits filed herewith into this Item 8.01 and into the Company’s Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report:

4.1
Third Supplemental Indenture, dated as of November 24, 2014, among Albemarle Corporation, Albemarle Holdings Corporation, Albemarle Holdings II Corporation and U.S. Bank National Association, as trustee.

4.2	Form of 3.000% Note due 2019
4.3	Form of 4.150% Note due 2024
4.4	Form of 5.450% Note due 2044
5.1	Opinion of Shearman & Sterling LLP
5.2	Opinion of Troutman Sanders LLP
23.1	Consent of Shearman & Sterling LLP (Included in Exhibit 5.1)
23.2	Consent of Troutman Sanders LLP (Included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date: November 24, 2014	By:	/s/ Karen G. Narwold
Karen G. Narwold
Senior Vice President, General Counsel, Corporate and Government Affairs, Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

4.1
Third Supplemental Indenture, dated as of November 24, 2014, among Albemarle Corporation, Albemarle Holdings Corporation, Albemarle Holdings II Corporation and U.S. Bank National Association, as trustee.

4.2	Form of 3.000% Note due 2019
4.3	Form of 4.150% Note due 2024
4.4	Form of 5.450% Note due 2044
5.1	Opinion of Shearman & Sterling LLP
5.2	Opinion of Troutman Sanders LLP
23.1	Consent of Shearman & Sterling LLP (Included in Exhibit 5.1)
23.2	Consent of Troutman Sanders LLP (Included in Exhibit 5.2)